                                                                    EXHIBIT 99.1


FOR IMMEDIATE RELEASE

                           RAMSAY YOUTH SERVICES, INC.
                  ANNOUNCES FOURTH QUARTER AND YEAR END RESULTS

CORAL GABLES, FLORIDA, MARCH 21, 2003 . . . RAMSAY YOUTH SERVICES, INC. (NASDAQ:RYOU) today announced results for the fourth quarter and year ended December 31, 2002. Total revenues for the fourth quarter of 2002 increased to $36,293,000 from $35,149,000 for the same period in the prior year. Reported net income for the fourth quarter of 2002 totaled $575,000, or $0.05 per fully diluted share, as compared to $1,208,000, or $0.11 per fully diluted share for the same quarter of the prior year. The current quarter results were impacted by approximately $650,000 in start-up costs related to the Company's entrance into the Georgia market.

The Company reported for the year total revenues of $145,156,000 up from $134,416,000 in the prior year. Net income for the year of $12,668,000, or $1.11 per fully diluted share, was positively impacted by the reversal of a deferred tax asset valuation allowance in June 2002. This reversal of deferred tax asset valuation allowance, net of the amortization of deferred tax assets, increased net income for the year by $6,407,000 or $0.56 per fully diluted share. Excluding this non-recurring item, net income for the year ended December 31, 2002 totaled $6,261,000 or $0.55 per fully diluted share, an increase of 81% as compared to net income of $3,466,000 or $0.34 per fully diluted share in the prior year.

Commenting on the results Luis E. Lamela, President and CEO of Ramsay Youth Services, Inc., said, "I am pleased with the Company's financial performance during the year. I am also excited with our entrance into the Georgia market. Although we have incurred start-up costs related to the opening of this market we anticipate to have our programs in Georgia fully operational and contributing positively to our results in the second half of 2003."

Ramsay Youth Services, Inc. is a leading provider and manager of mental health, substance abuse and behavioral health programs and services in residential and non-residential settings in eleven states and the Commonwealth of Puerto Rico.

Except for historical information contained herein, the matters set forth in this news release are forward-looking statements as defined under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements involve known and unknown risks and uncertainties. Actual operations and results may differ materially from those expected in the forward looking statements made by the Company. Please refer to Ramsay's filings with the Securities and Exchange Commission for additional information, specifically the Risk Factors section in the Company's Form 10K for the year ended December 31, 2001.

                                  Tables Follow
                                       ###

         Contact: Isa Diaz
                  Executive Vice President Corporate Relations
                  (305) 569-4626

                  RAMSAY YOUTH SERVICES, INC. AND SUBSIDIARIES
                                OPERATING RESULTS



                                                                                   QUARTER ENDED DECEMBER 31,
                                                                 ---------------------------------------------------------------
                                                                             2002                                 2001
                                                                 --------------------------           --------------------------
Revenues                                                         $   36,293,000     100.0%            $   35,149,000     100.0%

Operating expenses:
   Salaries, wages and benefits                                      23,237,000      64.0%                21,717,000      61.8%
   Other operating expenses                                          10,849,000      29.9%                 9,628,000      27.4%
   Provision for doubtful accounts                                       28,000       0.1%                   728,000       2.1%
   Depreciation and amortization                                        649,000       1.8%                   606,000       1.7%
   Asset impairment charges                                                  --       0.0%                   124,000       0.3%
                                                                 --------------------------           --------------------------
Total operating expenses                                             34,763,000      95.8%                32,803,000      93.3%
                                                                 --------------------------           --------------------------

Income from operations                                                1,530,000       4.2%                 2,346,000       6.7%

Non-operating expenses:
   Interest and other financing charges, net                            604,000       1.6%                   702,000       2.0%
   Loss in sale of assets                                                    --       0.0%                   130,000       0.4%
                                                                 --------------------------           --------------------------
      Total non-operating expenses, net                                 604,000       1.6%                   832,000       2.4%


Income before income taxes                                              926,000       2.6%                 1,514,000       4.3%

(Benefit) provision for income taxes                                    351,000       1.0%                   306,000       0.9%
                                                                 --------------------------           --------------------------

 Net income                                                      $      575,000       1.6%            $    1,208,000       3.4%
                                                                 ==========================           ==========================


Income per common share:
   Basic                                                         $         0.06                       $          0.13
                                                                 ===============                      ===============
   Diluted                                                       $         0.05                       $          0.11
                                                                 ===============                      ===============

Weighted average number of common shares outstanding:
   Basic                                                              9,276,000                            9,252,000
                                                                 ===============                      ===============
   Diluted                                                           11,354,000                           11,266,000
                                                                 ===============                      ===============

                  RAMSAY YOUTH SERVICES, INC. AND SUBSIDIARIES
                                OPERATING RESULTS




                                                                   TWELVE MONTHS ENDED DECEMBER 31,
                                             ----------------------------------------------------------------------------
                                                           2002                                        2001
                                             -----------------------------------        ---------------------------------
Revenues                                     $ 145,156,000                 100.0%       $ 134,416,000               100.0%

Operating expenses:

   Salaries, wages and benefits                 90,943,000                  62.6%          83,563,000                62.2%

   Other operating expenses                     40,365,000                  27.8%          37,715,000                28.0%

   Provision for doubtful accounts               1,867,000                   1.3%           2,911,000                 2.2%

   Depreciation and amortization                 2,577,000                   1.8%           2,430,000                 1.8%

   Asset impairment charges                        125,000                   0.1%             124,000                 0.1%
                                             -------------                 -----        -------------               -----
Total operating expenses                       135,877,000                  93.6%         126,743,000                94.3%
                                             -------------                 -----        -------------               -----

Income from operations                           9,279,000                   6.4%           7,673,000                 5.7%

Non-operating expenses:
   Interest and other financing
   charges, net                                  2,475,000                   1.7%           3,299,000                 2.4%

   Losses related to asset sales                        --                   0.0%             130,000                 0.1%
                                             -------------                 -----        -------------               -----
      Total non-operating expenses, net          2,475,000                   1.7%           3,429,000                 2.5%

Income before income taxes                       6,804,000                   4.7%           4,244,000                 3.2%

(Benefit) provision for income taxes            (5,864,000)                 (4.0%)            778,000                 0.6%
                                             -------------                 -----        -------------               -----
 Net income                                  $  12,668,000                   8.7%       $   3,466,000                 2.6%
                                             =============                 =====        =============               =====

Income per common share:
   Basic                                     $        1.37                              $       0.38
                                             =============                              =============
   Diluted                                   $        1.11                              $       0.34
                                             =============                              =============

Weighted average number of common
   shares outstanding:

   Basic                                         9,278,000                                 9,046,000
                                             =============                              =============
   Diluted                                      11,405,000                                10,340,000
                                             =============                              =============


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